                                                              Exhibit 10.14


                         REGISTRATION RIGHTS AGREEMENT


      THIS REGISTRATION RIGHTS AGREEMENT ("Registration Rights Agreement"), entered into as of November 10, 1997, among GateField Corporation, a Delaware corporation with offices at 47100 Bayside Parkway, Fremont, California 94538 (the "Company"), and the purchasers listed on Exhibit A (the "Purchasers").

                             W I T N E S S E T H:

      WHEREAS, pursuant to a Stock Purchase Agreement, dated as of November 10, 1997 (the "Stock Purchase Agreement"), by and among the Company and the Purchasers, the Company has agreed to sell and the Purchasers have agreed to purchase an aggregate of (a) 1,000,000 shares of the Company's Series B Convertible Preferred Stock, $.10 par value (the "Preferred Stock"), convertible into up to 6,110,000 shares of the Company's common stock, $.10 par value (the "Common Stock"), (b) Common Stock Purchase Warrants to purchase 997,751 shares of Common Stock at a purchase price of $1.00 per share (collectively, the "Warrants"), and (c) 4,582,500 shares of Common Stock. The shares of Common Stock issued or issuable upon conversion of the Preferred Stock, the shares of Common Stock issued or issuable upon exercise of the Warrants, and the shares of Common Stock to be sold to the Purchasers pursuant to the Stock Purchase Agreement are collectively referred to herein as the "Shares."

      WHEREAS, pursuant to the terms of, and in partial consideration for, each of the Purchaser's agreement to enter into the Stock Purchase Agreement, the Company has agreed to provide each Purchaser with certain rights with respect to the registration of the Shares under the Securities Act of 1933;

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Stock Purchase Agreement and this Registration Rights Agreement, the Company and the Purchasers agree as follows:

      1. CERTAIN DEFINITIONS. As used in this Registration Rights Agreement, the following terms shall have the following respective meanings. Other terms used herein which are defined in the Stock Purchase Agreement, shall have the same meanings herein as they do in the Stock Purchase Agreement.

      "Commission" or "SEC" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

      "Holder" shall include each of the Purchasers and any transferee of Preferred Stock, Warrants, Shares or Registrable Securities which have not been sold to the public, to whom the registration rights covered by this Registration Rights Agreement have been transferred in compliance with
Section 12 of this Registration Rights Agreement.

      "Registrable Securities" shall mean: (i) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (ii) the shares of Common Stock issued pursuant to the Stock Purchase Agreement, (iii) the shares of Common Stock issued or issuable upon exercise of the Warrants,
(iv) any shares of Common Stock, and any other securities, acquired by the Purchasers pursuant to Section 4.8 of the Stock Purchase Agreement, and
(v) and any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events). Wherever reference is made in this Registration Rights Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall include shares of Common Stock issuable upon conversion or exercise of the Preferred Stock and the Warrant, if then exercisable, even if such conversion or exercise has not yet been effected.

      The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

      "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with each of the Purchaser's exercise of its registration rights under this Registration Rights Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

      "Registration Statement" shall mean a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

      "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Selling Expenses" shall mean all underwriting discounts and selling commissions, if any, applicable to the sale of Registrable Securities and all fees and disbursements of counsel for the Holder not included within "Registration Expenses."

      2. THE REGISTRATION REQUIREMENTS. If and when requested by the Holders holding in the aggregate at least 30% of the Registrable Securities then held by the Holders, but not before October 31, 1998, the Company shall file, and use its reasonable best efforts to cause to become effective, as promptly as possible and in no event later than 60 days after the date of such request, one or more Registration Statements covering the resale of the Registrable Securities and shall take all action necessary to qualify the Registrable Securities under state "blue sky" laws as hereinafter provided; PROVIDED, HOWEVER, that the Company shall not be required to effect such registrations on more than two separate occasions. The Company shall use its reasonable best efforts to effect the registration contemplated by the foregoing (including, without limitation, the execution of an undertaking to file amendments and post-effective amendments, appropriate qualification under and compliance with applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) and as would permit or facilitate the sale and distribution of all the Registrable Securities in all states reasonably requested by the Holder for purposes of maximizing the proceeds realizable by the Holder from such sale and distribution. Such reasonable best efforts by the Company shall include, without limitation, the following:

      (a) The Company shall file (i) Registration Statements with the Commission under the Securities Act registering the Registrable Securities for public sale and shall use its reasonable best efforts to cause such Registration Statements to become and remain effective for the period of time set forth in Section 6 hereof, subject to the provisions of Section 7 hereof; (ii) such blue sky filings as shall be reasonably requested to permit such sales PROVIDED, HOWEVER, that the Company shall not be required to register the Registrable Securities in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or require the Company to qualify to do business in any jurisdiction where it is not then so qualified; and (iii) any required filings with the National Association of Securities Dealers, Inc. ("NASD") or exchange where the Registrable Securities are traded; all as soon as practicable after demand is made pursuant to this Section 2. The Company shall use its reasonable best efforts to have the Registration Statements and other filings declared effective as soon thereafter as may be practicable.

      (b) The Company shall enter into such customary agreements (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the Registrable Securities are to be sold in an underwritten offering, the Company shall:

                   (i) make such representations and warranties to the Holder and the underwriter or underwriters in form and substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings;

                   (ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters opinions of general counsel to the Company, dated the effective day (or in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the applicable Registration Statement, which counsel and opinions (in form, scope and substance), shall be reasonably satisfactory to the managing underwriter or underwriters and the appointed representative or counsel of the Holder, addressed to the Holder and each underwriter covering the matters customarily covered in opinions requested in secondary underwritten offerings and such other matters as may be reasonably requested by the Holder;

                   (iii) cause to be delivered, immediately prior to the effectiveness of the applicable Registration Statement (and at the time of delivery of any Registrable Securities sold pursuant thereto), letters from the Company's independent certified public accountants addressed to the Holder and each underwriter stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary underwritten public offerings;

                   (iv) if an underwriting agreement is entered into, use its best efforts to cause the same to set forth indemnification and contribution provisions and procedures which are no less favorable to the Holder and the Company than those contemplated by Sections 8 and 9 of this Registration Rights Agreement with respect to all parties to be indemnified pursuant to such sections; and

                   (v) deliver such documents and certificates as may be reasonably requested by the Holder of the Registrable Securities being sold or the managing underwriter or underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any, or other agreement entered into by the Company;

      the foregoing in this Section 2(b) shall be done at each closing under any such underwriting or similar agreement or as to the extent required thereunder.

      (c) The Company shall make available for inspection and review by the Holder, a representative or representatives of the Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Holder or underwriter, any such Registration Statement or amendment or supplement or any blue sky, NASD or other filing, all financial and other records, pertinent corporate documents and properties of the Company, as they may reasonably request for the purpose, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED, HOWEVER, that the Holder shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by the Holder and that the Holder will use reasonable efforts to cause its representatives and such other persons so to keep such information confidential, unless
      (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Registration Rights
      Agreement), (iii) such information becomes generally available to the public, other than as a result of a disclosure or failure to safeguard by any such person, (iv) such information becomes available to any such person from a source other than the Company and such source, to the knowledge of such persons, is not bound by a confidentiality agreement with the Company, or (v) such information was known to or is developed by such persons without reference to such confidential information of the Company.

      3. UNDERWRITTEN DISTRIBUTION. If the Holder intends to distribute the Registrable Securities covered by a Registration Statement by means of an underwriting, the Holder shall so advise the Company and, subject to the provisions of Section 7 hereof, within 30 days of the date thereof and without limiting the generality of the other provisions hereof, the Company will prepare and file such amendment or amendments to the Registration Statement and make such other filings as may be necessary or appropriate to effect any such underwritten distribution.

      4. MULTIPLE HOLDERS. Except as specifically provided herein, if there is more than one Holder, such Holders shall act with respect to their rights under this Agreement according to the vote of a majority-in-interest.

      5. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Registration Rights Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holder.

      6. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the Holder advised in writing as to initiation of each registration and as to the completion thereof. At its expense, the Company will use its reasonable best efforts to:

      (a)   Keep such registration effective for the period ending (i) sixty
      (60) months after the Registration Statement is declared effective by the Commission; or (ii) when the Holders have completed the distribution of the Registrable Securities described in the Registration Statement relating thereto, whichever first occurs; and

      (b) Furnish such number of prospectuses and other documents incident thereto as the Holder from time to time may reasonably request.

      7. SUSPENSION OF USE OF REGISTRATION STATEMENT. The Holder agrees that, upon receipt of any notice from the Company of (A) the happening of any event which makes any statements made in the Registration Statement(s) or related prospectus(es) filed pursuant to this Registration Rights Agreement, or any document incorporated or deemed to be incorporated therein by reference, untrue in any material respect or which requires the making of any changes in such Registration Statement(s) or prospectus(es) so that, in the case of such Registration Statement(s), it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading or (B) that, in the judgment of the Company's Board of Directors, it is advisable to suspend use of the prospectus(es) for a discrete period of time due to pending corporate developments which are or may be material to the Company but have not been disclosed in the Registration Statement(s) or in relevant public filings with the SEC, or (C) the SEC has issued a stop order suspending the effectiveness of the Registration Statement(s), the Holder will forthwith discontinue disposition of such Shares covered by such Registration Statement(s) or prospectus(es) until it is advised in writing by the Company that use of the applicable prospectus may be resumed, and has received copies of any additional or supplemented filings that are incorporated or deemed to be incorporated by reference in such prospectus(es). The Company shall use all reasonable best efforts to insure that the use of the prospectus(es) may be resumed as soon as practicable, and in any event shall not be entitled to require the Holder to suspend use of the prospectus(es) for more than thirty
(30) consecutive days on any one occasion, more than forty-five (45) consecutive days in the aggregate on two occasions which are not at least ninety (90) days apart or more than an aggregate of sixty (60) days in any twelve month period.

      8.    INDEMNIFICATION.

      (a) COMPANY INDEMNITY. The Company will indemnify each of the Holders, each of their respective officers, directors, trustees and partners, and each person controlling any Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, with respect to which registration, qualification or compliance has been effected pursuant to this Registration Rights Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related Registration Statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of their respective officers, directors, trustees and partners, and each person controlling any Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) based upon written information furnished to the Company by the Holder or the underwriter and stated to be specifically for use therein. The indemnity contained in this Section 8(a) shall not apply to amounts paid by the Holders in settlement of any such loss, claim, damage, liability or action if such settlement if effected without the consent of the Company (which consent will not be unreasonably withheld).

      (b) HOLDER INDEMNITY. The Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and its directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holders and stated to be specifically for use therein; provided, however, that (i) the obligations of a Holder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and (ii) the obligation each selling Holder shall be limited to an amount equal to the proceeds to such Holder from the Registrable Securities sold in connection with such registration.

      (c)   PROCEDURE. Each party entitled to indemnification under this
Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any obligation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8 except to the extent that the Indemnifying Party is actually prejudiced by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release form all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself of the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

      9. CONTRIBUTION. If the indemnification provided for in Section 8 of this Registration Rights Agreement is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company on the one hand and the Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Indemnified Parties, as the case may be, on the other from the offering of the Registrable Securities, or
(ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Indemnified Parties, as the case may be, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

      In no event shall the obligation of any Indemnifying Party to contribute under this Section 9 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the Indemnification provided for under Section 8(a) or 8(b) of this Registration Rights Agreement had been available under the circumstances.

      The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Indemnified Parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the eliminations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Indemnified Party shall be required to contribute any amount in excess of the amount by which (i) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      10. SURVIVAL. The indemnity and contribution agreements contained in Sections 8 and 9 of this Registration Rights Agreement and the representations and warranties of the Company referred to in Section 2(b)(i) of this Registration Rights Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Registration Rights Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

      11. INFORMATION BY THE HOLDER AND ANY UNDERWRITERS. The Holders and the underwriters, if any, shall furnish to the Company, within twenty (20) business days of the Company's request therefor, such information regarding such Holder or underwriters, as the case may be, and the distribution proposed by such Holder or underwriters, as the Company may reasonably request in writing as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Registration Rights Agreement.

      12. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. This Registration Rights Agreement, and the rights and obligations of a Holder hereunder, may be assigned by such Holder to any person or entity to which Shares are transferred by such Holder, and such transferee shall be deemed a "Holder" for purposes of this Registration Rights Agreement; provided that the transferee provides written notice of such assignment to the Company.

      13.   MISCELLANEOUS.

      (a) ENTIRE AGREEMENT. This Registration Rights Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof, and may not be amended, modified or terminated except by a written agreement signed by both parties.

      (b) NOTICES. Any notice or other communication given or permitted under this Registration Rights Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or by facsimile, with a hard copy to follow by overnight delivery by a reputable courier:

      If to the Company, at 47100 Bayside Parkway, Fremont, California 94538,
Attention: President, Facsimile No: (510) 623-4405, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Andrew J. Hirsch, Esq., Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, Facsimile No. (650) 493-6811;

      If to a Purchaser, at its address set forth in Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Paul P. Brountas, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Facsimile No: (617) 526-5000; or

      If to a Holder other than a Purchaser, at such address or addresses as may have been furnished to the Company in writing by such Holder.

      (c) GENDER OF TERMS. All terms used herein shall be deemed to include the feminine and the neuter, and the singular and the plural, as the context required.

      (d) GOVERNING LAW; CONSENT OF JURISDICTION. This Registration Rights Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of California, except to the extent that the law of the State of Delaware regulates the Company's issuance of securities. The parties hereto hereby consent to, and waive any objection to the exercise of, personal jurisdiction in the State of California with respect to any action or proceeding arising out of this Registration Rights Agreement.

      (e) TITLE. The titles used in this Registration Rights Agreement are used for convenience only and are not be to considered in construing or interpreting this Registration Rights Agreement.

                   [THE NEXT PAGE IS THE SIGNATURE PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                      GATEFIELD CORPORATION


ATTEST                                By: /s/ JAMES R. FIEBIGER
                                          -----------------------------
                                      James R. Fiebiger
                                      Its President and Chief Executive Officer
/s/ DOUGLAS E. KLINT
-------------------------------
Douglas E. Klint
Vice President, General Counsel
and Corporate Secretary

                                       PURCHASERS:

                                       IDANTA PARTNERS LTD.

                                       By: /s/ DAVID J. DUNN
                                           ----------------------------
                                       David J. Dunn, Trustee
                                       Dunn Family Trust
                                       General Partner


                                       DUNN FAMILY TRUST


                                       By: /s/ DAVID J. DUNN
                                           -----------------------------
                                       David J. Dunn, Trustee


                                       PERSCILLA FAILY TRUST


                                       By: /s/ PERSCILLA FAILY
                                           -----------------------------
                                       Perscilla Faily, Trustee

                                   EXHIBIT A

                              LIST OF PURCHASERS




Idanta Partners Ltd.
4660 La Jolla Village Drive, Suite 850
San Diego, California 91222
Attn:  David J. Dunn
Facsimile No.: (619) 452-2013


Dunn Family Trust
4660 La Jolla Village Drive, Suite 850
San Diego, California 91222
Attn:  David J. Dunn, Trustee
Facsimile No.: (619) 452-2013


Perscilla Faily Trust
4660 La Jolla Village Drive, Suite 850
San Diego, California 91222
Attn:  Perscilla Faily, Trustee
Facsimile No.: (619) 452-2013

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